Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT TO NOTE AND GUARANTY AGREEMENT

    THIS FIRST AMENDMENT TO NOTE AND GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of June 18, 2021, by and among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Issuer”), Americold Realty Trust, a Maryland real estate investment trust (the “Parent Guarantor” and, together with the Issuer, the “Constituent Companies”), each of the current Subsidiary Guarantors (as defined in the Note Agreement defined below) and the holders of Notes (as defined in the Note Agreement defined below) (together with their successors and assigns, the “Noteholders”) that are signatories hereto.
W I T N E S S E T H:
WHEREAS, the Constituent Companies and the Purchasers named in the Purchaser Schedule thereto are parties to the Note and Guaranty Agreement, dated as of December 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement) pursuant to which the Purchasers purchased Notes from the Issuer;
WHEREAS, the Constituent Companies have requested certain amendments to the Note Agreement; and
WHEREAS, the Noteholders signatory hereto, which constitute the Required Holders, are willing to amend the Note Agreement, subject to the terms and conditions hereof.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Constituent Companies and the Required Holders agree as follows:
SECTION 1.Amendments to Note Agreement.
1.1.    Section 9.8(c) of the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:
(c)    The Issuer will own, directly or indirectly, free of any Liens, encumbrances or adverse claims, 100% of the Capital Stock of each Subsidiary Guarantor and each Qualified Asset Holder (other than, in the case of a Subsidiary Guarantor or Qualified Asset Holder, Acceptable Subsidiary Preferred Stock, and except, in each case, as otherwise expressly permitted by this Agreement).
1.2.    Section 10.1 of the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 10.1    Transactions with Affiliates The Constituent Companies will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than a Constituent Company or another Subsidiary), except: (a) arrangements in respect of shared services, joint procurement, corporate expense allocation and information technology licensing; (b) the consummation of the transactions contemplated by this Agreement and the payment of the transaction costs in connection therewith, and as otherwise permitted by this Agreement; (c) if approved by the governing body of such Person in accordance with applicable law, any indemnity provided for the benefit of directors of such Person; (d) the payment of fees, expenses, compensation or employee benefit arrangements to managers, consultants, employees, officers and outside directors of such Person; (e) Permitted Intercompany Indebtedness; and (f) in the ordinary course and pursuant to the reasonable requirements of the applicable Constituent Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the applicable Constituent Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
1.3.    The Note Agreement shall be and hereby is amended by inserting a new Section 10.7 to read as follows:
Section 10.7    Certain Restricted Payments. The Constituent Companies will not permit any Subsidiary that has issued Acceptable Subsidiary Preferred Stock to declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, cancellation, termination or other acquisition of, any of its Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, whether in Cash or property or in obligations of such Subsidiary (collectively, “Restricted Payments”), directly or indirectly, except that such Subsidiaries may (a) declare and pay dividends ratably with respect to its common Equity Interests and (b) redeem Acceptable Subsidiary Preferred Stock at its liquidation preference, issue additional Acceptable Subsidiary Preferred Stock and pay other dividends and distributions to the holders of its Acceptable Subsidiary Preferred Stock, provided that the aggregate amount of such Restricted Payments made by all such Subsidiaries pursuant to this clause (b) may not exceed $5,000,000 in any period of four consecutive fiscal quarters and provided further that no Restricted Payments shall be permitted under this clause (b) if a Default or an Event of Default under Section 11(a), (b), (g), (h) or (i) has occurred and is continuing or the Notes have been accelerated.

Although it will not be a Default or an Event of Default if the Constituent Companies fail to comply with any provision of Section 10 on or after the Execution Date and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3..
1.4.    Schedule A to the Note Agreement shall be and hereby is amended by adding or amending and restating, as applicable, in the correct alphabetical order the following definitions:
“Acceptable Subsidiary Preferred Stock” mean non-voting, preferred Capital Stock (a) in a Subsidiary that (1) is a REIT or is a “real estate investment trust” (or equivalent) under applicable foreign law, (2) all of the Capital Stock of which (other than such non-voting, preferred Capital Stock) is owned, directly or indirectly, by the Issuer free of any Liens, encumbrances or adverse claims, other than Permitted Equity Encumbrances, and (3) owns or ground leases, directly or indirectly, Real Properties located in or outside of the United States, (b) issued to Persons other than the Parent Guarantor and its Subsidiaries, (c) of which there are no more than 125 shares of such non-voting, preferred Capital Stock with respect to any individual Subsidiary, (d) the maximum face value of any share of such non-voting, preferred Capital Stock does not exceed $1,000, (e) that has an aggregate liquidation preference not in excess of $125,000 with respect to any individual Subsidiary and (f) separately disclosed in writing to the holders of the Notes prior to the date any Real Properties owned or ground leased, directly or indirectly, by such Subsidiary are included as Qualified Assets in any calculations hereunder.
“Group Member Borrower” is defined in the definition of “Group Member Loan.”
“Group Member Lender” is defined in the definition of “Group Member Loan.”
“Group Member Loan” means a loan by a Wholly-Owned Subsidiary of the Issuer that is not a Subsidiary Guarantor (as to such Indebtedness, the “Group Member Lender”) to a Group Member (as to such Indebtedness, the “Group Member Borrower”).
“Group Member Pledgor” is defined in the definition of “Pledged Group Member Loan.”
“Group Member Secured Loan” means a Group Member Loan that is secured by a first priority, perfected lien on (a) Real Property owned or ground leased by and/or Capital Stock owned by the Group Member Borrower (each an “Asset Owner Loan”) or (b) an Asset Owner Loan (1) owing to the Group Member Borrower or (2) that has been collaterally assigned to the Group Member Borrower as security for a Group Member Loan with respect to which such Group Member Borrower is the Group Member Lender (each loan under this clause (b), an “Intermediate Group Member Loan” and the Group Member Lender with respect thereto also referred to as the “Intermediate Group Member Pledgee”), in each case, which Group Member Loan (including all collateral pledged to secure such loan (and any income from or proceeds of such loan and collateral)) are free and clear of all other Liens, encumbrances or adverse claims (other than (i) Liens and Negative Pledges created pursuant to this Agreement, (ii) Permitted Pari Passu Provisions, (iii) Liens in favor of Intermediate Group Member Pledgees, if any, with respect to such Group Member Loan, (iv) Liens in favor of a Constituent Company or any Subsidiary Guarantor and (v) Permitted Encumbrances).
“Group Members” means the collective reference to the Constituent Companies and their respective Subsidiaries.
“Intermediate Group Member Loan” is defined in the definition of “Group Member Secured Loan.”
“Intermediate Group Member Pledgee” is defined in the definition of “Group Member Secured Loan.”
“Permitted Encumbrances” means:
(a)    Liens imposed by law for taxes or other related governmental charges or claims that are not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Parent Guarantor or the applicable Subsidiary in conformity with GAAP;
(b)    Liens imposed by law, such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction contractors’ and other like Liens arising in the ordinary course of business and securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;
(c)    Liens arising from judgments or decrees for the payment of money in circumstances that do not constitute an Event of Default under 11(j);
(d)    easements, restrictions, rights-of-way, use restrictions, rights of first refusal and similar encumbrances on Real Property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent Guarantor or the applicable Subsidiary;
(e)    any zoning or similar law or right reserved to, or vested in, any Governmental Authority to control or regulate the use of any real property that do not materially detract from the value of the affected property or interfere with the ordinary course of conduct of the business of the Parent Guarantor or the applicable Subsidiary;
(f)    Liens affecting title on Real Property that have been fully paid off and satisfied and which remain of record through no fault of the Person that owns such Real Property and that, in any event do not have a material and adverse effect with respect to the use, operations or marketability of the affected Real Property or with respect to the ownership of the affected Real Property, and do not interfere with the ordinary conduct of business of the Parent Guarantor or the applicable Subsidiary;
(g)    rights of lessors under Eligible Ground Leased Assets;
(h)    Liens in favor of a Constituent Company or a Subsidiary Guarantor securing Indebtedness of the type described in clause (b) of the definition of Permitted Intercompany Indebtedness; and
(i)    Liens in favor of a Group Member Lender or an Intermediate Group Member Pledgee securing Indebtedness of the type described in clause (c) of the definition of Permitted Intercompany Indebtedness.
“Permitted Equity Encumbrances” means:
(a)    Liens and Negative Pledges created pursuant to this Agreement;
(b)    Liens imposed by law for Taxes or other related governmental charges or claims that are not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Parent Guarantor or the applicable Subsidiary in conformity with GAAP;
(c)    Liens arising from judgments or decrees for the payment of money in circumstances that do not constitute an Event of Default under Section 11(j);

(d)    Liens in favor of a Constituent Company or a Subsidiary Guarantor securing Indebtedness of the type described in clause (b) of the definition of Permitted Intercompany Indebtedness; and
(e)    Liens in favor of a Group Member Lender or an Intermediate Group Member Pledgee securing Indebtedness of the type described in clause (c) of the definition of Permitted Intercompany Indebtedness.
“Permitted Intercompany Indebtedness” means, with respect to any Group Member at any date, without duplication, (a) Unsecured Indebtedness of such Group Member owing to the Issuer or a Wholly-Owned Subsidiary of the Issuer; provided that (1) unless the lender of such Unsecured Indebtedness is the Issuer, such Group Member or such Wholly-Owned Subsidiary is a Subsidiary Guarantor or, if neither of such Persons is a Subsidiary Guarantor, such Wholly-Owned Subsidiary and each other Subsidiary of the Issuer (other than any Subsidiary Guarantor and any direct or indirect parent of each such Subsidiary Guarantor) that, directly or indirectly, owns Capital Stock of such Wholly-Owned Subsidiary has no Indebtedness outstanding other than Indebtedness owing to (x) the Issuer or (y) another Wholly-Owned Subsidiary of the Issuer which, if not a Subsidiary Guarantor, has no Indebtedness outstanding other than Permitted Intercompany Indebtedness and (2) none of the rights or obligations of such Wholly-Owned Subsidiary in respect of such Unsecured Indebtedness are, directly or indirectly (nor is any income therefrom or proceeds thereof), subject to any Lien or Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement, (ii) Permitted Pari Passu Provisions, (iii) to secure other Permitted Intercompany Indebtedness and (iv) Permitted Encumbrances of the type described in clause (a) of such definition), (b) Secured Indebtedness owing to a Constituent Company or a Subsidiary Guarantor, and (c) Indebtedness of such Group Member with respect to Pledged Group Member Loans. For the avoidance of doubt, in no event shall any Permitted Intercompany Indebtedness constitute Pari Passu Obligations.
“Pledged Group Member Loan” means a Group Member Secured Loan (including all collateral pledged to secure such loan (including each Asset Owner Loan and Intermediate Group Member Loan, if any, collaterally assigned or pledged to the Group Member Pledgor (as hereinafter defined))) that (a) has been collaterally assigned or pledged, on a perfected first priority basis, by a Group Member (as to such Group Member Secured Loan, the “Group Member Pledgor”) to a Constituent Company or a Subsidiary Guarantor, as collateral security for Indebtedness owing by such Group Member Pledgor to such Constituent Company or Subsidiary Guarantor, and (b) is not directly or indirectly (nor is any income therefrom, proceeds thereof or collateral with respect thereto) subject to any other Lien or any Negative Pledge (other than (1) Liens and Negative Pledges created under this Agreement, (2) Permitted Pari Passu Provisions, (3) in the case of an Intermediate Group Member Loan, Liens in favor of Intermediate Group Member Pledgees with respect thereto, (4) Liens in favor of a Constituent Company or a Subsidiary Guarantor and (5) Permitted Encumbrances).
“Qualified Asset Guarantor” means, at any time, each Wholly-Owned Subsidiary of the Issuer, whether existing on the Execution Date or formed or acquired thereafter, that is a party to the Subsidiary Guaranty Agreement and that either owns or leases a Qualified Asset located in a Specified Jurisdiction or has a Wholly-Owned, direct Foreign Subsidiary that owns or leases a Qualified Asset located in a Specified Jurisdiction other than the United States; provided that if such Qualified Asset is located in the United States, such Wholly-Owned Subsidiary of the Issuer shall be a Domestic Subsidiary.
“Qualified Asset Holder” means each Wholly-Owned Subsidiary of the Issuer that owns or leases a Qualified Asset located in a Specified Jurisdiction, but is not (a) a party to the Subsidiary Guaranty Agreement, (b) required to guarantee the Notes under Section 9.9(a), or (c) in the case of a Wholly-Owned Foreign Subsidiary, a Subsidiary of a Person described in clause (a) or (b) and, if such Qualified Asset is located in the United States, such Wholly-Owned Subsidiary of the Issuer shall be a Domestic Subsidiary.
“Wholly-Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Capital Stock of which (other than (a) director’s qualifying shares and nominal holdings or (b) Acceptable Subsidiary Preferred Stock) are at the time owned, directly or indirectly, by such Person.
1.5.    Clause (a) of the definition of “Eligible Ground Leased Asset” in Schedule A to the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:
(a)    such Real Property is leased pursuant to a ground lease by (1) a Qualified Asset Guarantor that has no Indebtedness outstanding (other than Pari Passu Obligations, Permitted Intercompany Indebtedness and Indebtedness arising under the Subsidiary Guaranty Agreement) or (2) in the case where such Real Property is located in a Specified Jurisdiction other than the United States, a Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor, which Foreign Subsidiary has no Indebtedness outstanding (other than Permitted Intercompany Indebtedness), or (3) a Qualified Asset Holder that has no Indebtedness outstanding (other than Permitted Intercompany Indebtedness), as lessee;

1.6.    Clause (a) of the definition of “Eligible Owned Asset” in Schedule A to the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:
(a)    such Real Property is wholly owned in fee simple (or other substantially comparable ownership form in the case of a Property in a foreign jurisdiction) by (1) a Qualified Asset Guarantor that has no Indebtedness outstanding (other than Pari Passu Obligations, Permitted Intercompany Indebtedness and Indebtedness arising under the Subsidiary Guaranty Agreement) or (2) in the case where such Real Property is located in a Specified Jurisdiction other than the United States, a Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor, which Foreign Subsidiary has no Indebtedness outstanding (other than Permitted Intercompany Indebtedness), or (3) a Qualified Asset Holder that has no Indebtedness outstanding (other than Permitted Intercompany Indebtedness);
SECTION 2.Representations and Warranties of the Constituent Companies. To induce the Required Holders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Constituent Company represents and warrants to the Noteholders that:
(a)    this Amendment has been duly authorized by all necessary corporate or limited partnership action on the part of each Constituent Company and duly executed and delivered by each Constituent Company, and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of each Constituent Company, enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the execution and delivery of this Amendment by each Constituent Company and the performance hereof and of the Note Agreement, as amended by this Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent Guarantor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Parent Guarantor or any Subsidiary is bound or by which the Parent Guarantor or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent Guarantor or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent Guarantor or any Subsidiary;
(c)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this

Amendment or the performance hereof or of the Note Agreement, as amended by this Amendment, by either Constituent Company;
(d)    as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and
(e)    each of the representations and warranties of the Constituent Companies set forth in the Section 5 of the Note Agreement is correct in all material respects (or in all respects, to the extent such representation and warranty is qualified by materiality) as of the date hereof, except to the extent any such representation and warranty that speaks as of a specific earlier date, in which case it was true and correct in all material respects (or in all respects, to the extent such representation and warranty is qualified by materiality) as of such earlier date).
SECTION 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:
(a)    execution and delivery of this Amendment by the Constituent Companies, each Subsidiary Guarantor and the Required Holders;
(b)    executed counterparts of an amendment to the Note and Guaranty Agreement dated as of December 4, 2018, duly executed by the Constituent Companies, each Subsidiary Guarantor and the holders of the Notes thereunder, substantially identical to this Amendment, shall have been delivered to the Noteholders;
(c)    executed counterparts of an amendment to the Note and Guaranty Agreement dated as of May 7, 2019, duly executed by the Constituent Companies, each Subsidiary Guarantor and the holders of the Notes thereunder, substantially identical to this Amendment, shall have been delivered to the Noteholders;
(d)    executed counterparts of an amendment to the Bank Credit Agreement, duly executed by the Constituent Companies and each of the other requisite parties thereto, on terms substantially identical to this Amendment, shall have been delivered to the Noteholders;
(e)    the Constituent Companies shall have paid the fees, charges and disbursements of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the review, negotiation, execution and delivery of this Amendment to the extent that the Constituent Companies shall have received an invoice therefor at least one Business Day prior to the date of this Amendment; and
(f)    the representations and warranties of each Constituent Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof.
SECTION 4. Reaffirmation of Subsidiary Guaranty Agreement. By its execution and delivery hereof, each Subsidiary Guarantor hereby acknowledges and agrees to this Amendment and reaffirms its obligations under the Subsidiary Guaranty Agreement.
SECTION 5.Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Constituent Companies. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment is limited solely to the specific matters listed herein and shall not be deemed to be a waiver of any Default or Event of Default presently or hereafter existing or an amendment of or consent to departure from any other provisions of the Note Agreement.
SECTION 6.Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
SECTION 7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
SECTION 8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if any Noteholder shall request manually signed counterpart signatures to this Amendment, the Constituent Companies hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.
SECTION 9.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
SECTION 10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Americold Realty Operating Partnership,
L.P.
By:
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

Americold Realty Trust
By:
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

[Signature Page to First Amendment to Note and Guaranty Agreement]

Americold Realty Operations, Inc.
Americold TRS Parent, LLC
Art Al Holding, LLC
Versacold USA, LLC
Americold Real Estate, L.P.
Americold Logistics, LLC
Savannah Cold Storage, LLC
Lanier Cold Storage, LLC
Nova Cold Logistics ULC
Chambersburg Cold Storage Limited
Partnership
MHW Group At Perryville, LLC

By:
    Name: Marc J. Smernoff
    Title: Chief Financial Officer
[Signature Page to First Amendment to Note and Guaranty Agreement]

Americold Australian Holdings
Pty Ltd

By:
Name:
                        Title: Director

By:
Name:
                        Title: Director

[Signature Page to First Amendment to Note and Guaranty Agreement]

Icecap Properties NZ Limited

By:
Name:
                        Title: Director

in the presence of
Witness signature Full Name Address Occupation

[Signature Page to First Amendment to Note and Guaranty Agreement]

Metropolitan Life Insurance Company
By: MetLife Investment Management, LLC, its
Investment Manager

Metropolitan Tower Life Insurance                                     Company
By: MetLife Investment Management, LLC, its
Investment Manager

By ______________________________
    Name:
    Title: Authorized Signatory

[Signature Page to First Amendment to Note and Guaranty Agreement]

Pruco Life Insurance Company

By: PGIM, Inc., as investment manager

By ______________________________
    Vice President

The Prudential Insurance Company of                                 America
By: PGIM, Inc., as investment manager

By ______________________________
    Vice President

Prudential Annuities Life Assurance                                 Corporation
By: PGIM, Inc., as investment manager

By ______________________________
                             Vice President

[Signature Page to First Amendment to Note and Guaranty Agreement]

Athene Annuity and Life Company

By: Apollo Insurance Solutions Group LP, its
investment adviser

By: Apollo Capital Management, L.P., its sub
adviser

By: Apollo Capital Management GP, LLC, its
     General Partner

By ______________________________
    Name: Joseph D. Glatt
    Title: Vice President

Athene Annuity & Life Assurance                                     Company
By: Apollo Insurance Solutions Group LP, its
investment adviser

By: Apollo Capital Management, L.P., its sub
adviser

By: Apollo Capital Management GP, LLC, its
     General Partner

By ______________________________
    Name: Joseph D. Glatt
    Title: Vice President

[Signature Page to First Amendment to Note and Guaranty Agreement]

Jackson National Life Insurance                                     Company
By: Apollo Insurance Solutions Group LP, its
investment adviser

By: Apollo Capital Management, L.P., its sub
adviser

By: Apollo Capital Management GP, LLC, its
     General Partner

By ______________________________
    Name: Joseph D. Glatt
    Title: Vice President

[Signature Page to First Amendment to Note and Guaranty Agreement]

Nationwide Life and Annuity Insurance                                 Company

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Allianz ALD Fonds

By: Allianz Global Investors U.S. LLC, as
authorized signatory and investment
manager

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

New York Life Insurance Company

By ______________________________
    Name:
    Title:

New York Life Insurance and Annuity                                 Corporation
By: NYL Investors LLC, its Investment
Manager

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Principal Life Insurance Company

By: Principal Global Investors, LLC, a
Delaware limited liability company, its
authorized signatory

By ______________________________
    Name:
    Title:

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Irish Life Assurance PLC by its lawfully                                 appointed agent Canada Life Asset                                     Management Limited itself acting by                                 joint attorneys                                                 Name______________________, and                                 Name ______________________                                     appointed under a power of attorney                                     dated 9 March 2021

By

By

The Canada Life Assurance Company

By ______________________________
    Name:
    Title:

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

The Canada Life Insurance Company of                                 Canada

By ______________________________
    Name:
    Title:

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Teachers Insurance and Annuity                                     Association of America, a New York                                 domiciled life insurance company

By: Nuveen Alternatives Advisors LLC, a
Delaware limited liability company, its
investment manager

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Massachusetts Mutual Life Insurance                                 Company

By: Barings LLC, as Investment Adviser

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Hartford Life and Accident Insurance                                 Company
Hartford Accident and Indemnity                                     Company

By: Hartford Investment Management
Company, their investment manager

By ______________________________
    Name:
    Title:

The Hartford Retirement Plan Trust                                 for U.S. Employees

By: Hartford Investment Management
Company, its investment manager

By ______________________________
    Name:
    Title:

Talcott Resolution Life Insurance                                 Company

By: Hartford Investment Management
Company, its investment manager

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Industrial Alliance Insurance and                                 Financial Services Inc.

By ______________________________
    Name:
    Title:

By ______________________________
    Name:
    Title:

Industrial Alliance Investment                                     Management Inc., in its capacity as                                 Administrator of, and on behalf of,                                 FC143 Private Debt Fund

By ______________________________
    Name:
    Title:

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

The Guardian Life Insurance Company of                             America

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

United of Omaha Life Insurance                                     Company

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

Symetra Life Insurance Company

By: Symetra Investment Management
Company, acting as agent

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

The Lincoln National Life Insurance                                 Company

By: Macquarie Investment Management
Advisers, a series of Macquarie Investment
Management Business Trust,
attorney-in-fact

By ______________________________
    Name:
    Title:

[Signature Page to First Amendment to Note and Guaranty Agreement]

CMFG Life Insurance Company

By: MEMBERS Capital Advisors, Inc., as
Investment Advisor

By ______________________________
    Name: Anne M. Finucane
    Title: Managing Director, Investments

[Signature Page to First Amendment to Note and Guaranty Agreement]

RGA International Reinsurance                                     Company dac

By ______________________________
    Name: Patricia Kavanagh
    Title: Director
[Signature Page to First Amendment to Note and Guaranty Agreement]